Exhibit 10.55


                          LEUCADIA NATIONAL CORPORATION
                              315 Park Avenue South
                             New York, NY 10010-3607


                                February 3, 2005

Jefferies & Company, Inc.
520 Madison Avenue
12th Floor
New York, NY  10022

Re:      Registration Rights with respect to 2,250,000
         Common Shares of Leucadia National Corporation
         ----------------------------------------------


Ladies and Gentlemen:

        Based on the terms outlined in this letter, Leucadia National Corporation agrees that it will keep the registration statement with respect to the 2,250,000 common shares of Leucadia purchased by Jefferies & Company, Inc. on January 7, 2005 from Ian M. Cumming and Joseph S. Steinberg and certain family trusts of Mr. Steinberg effective for the shorter of six months or the completion of the disposition of such shares by Jefferies.

        Notwithstanding the registration rights provisions contained in Exhibit 1 to the Agreement and Plan of Reorganization between Leucadia and TLC Associates, a New York general partnership, dated February 23, 1989, if Leucadia notifies Jefferies not to sell any of the common shares pursuant to the registration statement (a "suspension notice"), Jefferies agrees that it will not sell any of such common shares pursuant to the registration statement until such time as Leucadia notifies Jefferies that the suspension notice is no longer effective.

        Please indicate your agreement and acknowledgment by signing below and returning a copy to me.

                                            Very truly yours,

                                            /s/ Joseph A. Orlando
                                            ---------------------
                                            Joseph A. Orlando
                                            Vice President and Chief Financial
                                            Officer

Acknowledged and Agreed:

/s/ Roland T. Kelly
-------------------
Roland T. Kelly
Vice President and
Assistant General Counsel